UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

FTAC ATHENA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40096	98-1566664
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	FTAAU	NASDAQ Capital Market
Class A ordinary shares, par value $0.0001 per share	FTAA	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share	FTAAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously announced, on August 3, 2021, FTAC Athena Acquisition Corp. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with Pico Quantitative Trading Holdings LLC (“Pico”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement.

On February 24, 2022, the Business Combination Agreement was terminated (the “Termination”) due to Pico’s failure to deliver financial information as required by the Business Combination Agreement.

As a result of the Termination, the Business Combination Agreement will be of no further force and effect, and certain transaction agreements entered into in connection with the Business Combination Agreement, including, but not limited to, (i) the Sponsor Share Restriction Agreement, dated as of August 3, 2021, by and among the Company, FTAC Athena Sponsor, LLC, and FTAC Athena Advisors, LLC, (ii) the Support Agreement, dated as of August 3, 2021, by and among the Company, FTAC Athena Sponsor, LLC, FTAC Athena Advisors, LLC, Pico and the members of Pico party thereto, and (iii) the PIPE Subscription Agreements, each dated August 3, 2021, between the Company and certain investors, will automatically either be terminated in accordance with their terms or be of no further force and effect. Neither party will be required to pay the other a termination fee as a result of the Termination.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of the Business Combination Agreement, which was previously filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) on August 4, 2021, and is incorporated by reference herein.

 Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAC ATHENA ACQUISITION CORP.

Dated: February 25, 2022	By:	/s/ Amanda Abrams
	Name:	Amanda Abrams
	Title:	President and Chief Executive Officer